UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 29, 2015, Pharmacyclics, Inc. (the “Company”) announced that the U.S. Food and Drug Administration (the “FDA”) has granted single-agent IMBRUVICA® (ibrutinib) regular (full) approval in all lines of therapy as the first and only treatment for patients with Waldenstrom’s macroglobulinemia, a rare, indolent type of B-cell lymphoma. This is the fourth indication for IMBRUVICA®, an oral therapy, which received FDA Breakthrough Therapy Designation for this indication in February 2013. IMBRUVICA® is being jointly developed and commercialized by the Company and Janssen Biotech, Inc.

A copy of the press release announcing the FDA approval is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained on the websites referenced in the press release is not incorporated herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	U.S. FDA Approves IMBRUVICA® (ibrutinib) for Treatment of Waldenstrom’s macroglobulinemia (WM)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

January 29, 2015

PHARMACYCLICS, INC.

By:	/s/ Manmeet Soni
Name: Manmeet Soni
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	U.S. FDA Approves IMBRUVICA® (ibrutinib) for Treatment of Waldenstrom’s macroglobulinemia (WM)